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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 21, 2006

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                                  SENDTEC, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-51702               43-2053462
(State or other jurisdiction of         (Commission           (I.R.S. Employer
        incorporation)                  File Number)         Identification No.)

   877 EXECUTIVE CENTER DRIVE
     ST. PETERSBURG, FLORIDA                                       33702
      (Address of principal                                      (Zip Code)
        executive offices)

       Registrant's telephone number, including area code: (727) 576-6630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY IN A MATERIAL DEFINITIVE AGREEMENT

     See disclosure in Item 3.03 of this Current Report on Form 8-K, which is incorporated by reference herein.

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITIES HOLDERS.

     As of August 21, 2006, we received requisite approval of the holders of our
6% Senior Secured Convertible Debentures, original face value $34.95 million, due October 30, 2009 (the "Debentures"), to the waiver of certain financial covenants of the Securities Purchase Agreement, dated October 31, 2005, among the Company, SendTec Acquisition Corp., our wholly owned subsidiary ("STAC"), the Debenture holders and Christiana Corporate Services, Inc., in its capacity as administrative agent for the Debenture holders. The amended terms of the
Debentures are set forth in a letter agreement and term sheet, dated August 21,
2006 (the "Term Sheet"). The amendments relating to the reduction in the conversion price of the Debentures and "payment in kind" provisions requires stockholder approval prior to effectiveness in order to authorize an amendment to our Certificate of Incorporation to increase our authorized shares of Common
Stock, which is expected to be sought prior to October 31, 2006. As such, the effectiveness of the modification to the conversion price to $0.50 per share and ability to satisfy our interest obligation with additional shares, as set forth in the Term Sheet, remains subject to stockholder approval. Should the amendment not be approved by stockholders, the remainder of the Term Sheet will not become effective.

     Under the provisions of the Term Sheet, the Debenture holders have agreed to waive compliance by the Company and STAC with the financial covenants of the
Securities Purchase Agreement with respect to the quarters ended June 30, 2006, and September 30, 2006, and forebear from any action that could be asserted relating to such financial covenants including, but not limited to, declaring the Company in default of the Debentures or requesting acceleration of the payment of principal. Other provisions of the Term Sheet provide:

     (i) the Debentures, previously convertible at $1.50 per share into shares of our common stock, become convertible into shares of our common stock at a conversion price of $0.50 per share;

     (ii) the Company shall have the option to make payments for interest and other amounts due in shares of common stock if the average daily trading volume is greater than or equal to $250,000, provided, however, the Company will be entitled to pay half of each interest payment due November 1, 2006 and February
1, 2007 in shares of common stock regardless of trading volume. Such payments will be in shares of common stock registered under the Securities Act of 1933, as amended (the "Act"), or if agreed by the Debenture holders, in shares of common stock subject to demand registration rights provided that such shares be registered under the Act within 90 days of issuance;

     (iii) provided that there is an effective registration statement under the
Act covering the shares of common stocking underlying the Debentures, 50% of the original face value of the Debentures shall automatically convert into shares of common stock if the closing bid price of our common stock equals or exceeds a minimum threshold for 15 out of 20 consecutive trading days. If the average daily trading volume of our common stock is less than $1.0 million, then the conversion will be limited to $1.0 million of the original face value of the
Debentures for each 20 trading day period that the minimum bid price for our common stock equals or exceeds the threshold. If the average daily trading volume of our common stock exceeds $1.0 million but is less than $2.0 million, the conversion of the Debentures will be limited to $2.0 million of original face value of the Debentures. There are no limitations on the conversion of the Debentures if the average daily trading volume of our common stock exceeds $2.0 million;

     (iv) we will have the right to redeem all or portion of the Debentures at face value plus the aggregate value of the interest payable on the Debentures through maturity. In addition, in the event that we redeem any portion of the
Debentures we will be required to issue warrants to purchase 500,000 shares of our common stock at an exercise price of $0.50 per share to the Debenture holders for each $1.0 million of Debentures redeemed;

     (v) the Debenture holders may not convert the Debentures into shares of common stock if as a result of such conversion, the Debenture holder would be deemed to beneficially own in excess of 9.99% of the issued and outstanding shares of our common stock. However, such restrictions on conversion of the
Debentures may be waived by the Debenture holder to whom such restriction applies;

     (vi) the Debentures will be due March 31, 2008; and

     (vii) the Debenture holders have released the Company and STAC from the restrictions on capital expenditures contained in the Securities Purchase
Agreement and amended financial covenants relating to required quarterly cash balances and net revenue.

     The foregoing does not constitute a complete summary of the terms of the
Securities Purchase Agreement, the Debenture or the Term Sheet. Reference is
made to the complete text of the Securities Purchase Agreement and Debenture, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

ITEM 8.01      OTHER EVENTS

     On August 23, 2006, we issued a press release, a copy of which is annexed as Exhibit 99.1 hereto.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     EXHIBIT NO.     DESCRIPTION
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       10.1          Securities Purchase Agreement, dated October 30, 2005
                     (incorporated herein by reference to Exhibit 10.1 the
                     Company's Current Report on Form 8-K/A filed on November 7,
                     2005)

       10.2          Form of Senior Secured Convertible Debenture, dated as of
                     October 31, 2005 (incorporated herein by reference to
                     Exhibit 10.2 to the Company's Current Report on Form 8-K/A
                     filed on November 7, 2005)

       99.1          Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SENDTEC, INC.

                                         By:    /s/ Paul Soltoff
                                                ----------------------------
                                         Name:  Paul Soltoff
                                         Title: Chief Executive Officer

Date: August 23, 2006